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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2000

                             3DFX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)


          California                  000-22651                77-0390421
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


                               4435 Fortran Drive
                           San Jose, California 95134
                    (Address of principal executive offices)

                                 (408) 935-4400
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

        On May 22, 2000, the Registrant issued a press release announcing its earnings for the first quarter ended April 30, 2000. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 2, 2000                        By:  /s/ David Zacarias
                                             -----------------------
                                             David Zacarias
                                             Vice President, Administration and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
No.               Description
-------           -----------
99.1              Press Release, dated May 22, 2000.